UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2026
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SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On April 13, 2026, Spyre Therapeutics, Inc. (the “Company”) announced that while the Company has not finalized its full financial results for the quarter ended March 31, 2026, the Company expects to report that it had approximately $741 million of cash, cash equivalents and marketable securities as of March 31, 2026. This amount includes $30 million of legacy asset disposition proceeds collected during the quarter ended March 31, 2026, of which approximately $23 million is expected to be paid to holders of the Company’s contingent value rights during the second quarter of 2026.
These amounts are preliminary, have not been audited and are subject to completion of the Company’s financial closing procedures. Neither the Company’s independent registered public accounting firm nor any other publicly registered accounting firm has audited, reviewed or performed any procedures with respect to this preliminary information and, accordingly, no firm has expressed an opinion or any other form of assurance with respect thereto. Consequently, these amounts may differ materially from the amounts that will be reflected in the Company’s unaudited consolidated balance sheet as of March 31, 2026.
The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly provided by specific reference in such filing.
Item 8.01    Other Events.
Effective April 13, 2026, the Company suspended and terminated the prospectus (the “ATM Prospectus”) relating to the sale of its common stock, $0.0001 par value per share (the “Common Stock”) in an “at-the-market” offering pursuant to the terms of the Sales Agreement, dated, September 6, 2024, by and between the Company and TD Securities (USA) LLC (the “Sales Agreement”). As a result, the Company will not make any sales of its Common Stock pursuant to the Sales Agreement unless and until a new prospectus, prospectus supplement or registration statement is filed. Other than the termination of the ATM Prospectus, the Sales Agreement remains in full force and effect.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements. These forward-looking statements include statements regarding the Company’s cash guidance. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “predict,” “target,” “intend,” “could,” “would,” “should,” “project,” “plan,” “expect,” the negatives of these terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, statements regarding any future payouts under our contingent value rights issued in connection with our acquisition of the assets of Spyre Therapeutics, Inc.; the expected or potential impact of macroeconomic conditions, including inflationary pressures, rising interest rates, general economic slowdown or a recession, changes in tariff/trade and monetary policy, volatile market conditions, financial institution instability, as well as geopolitical instability, including the ongoing military conflicts between the United States and Iran, Ukraine and Russia, other conflicts in the Middle East, and geopolitical tensions between the United States and other countries, including China, on the Company’s operations; the implementation of changes in law, tariffs, sanctions, export or import controls, and other government measures that could impact our business operations, including restricting international trade by the United States, China or other countries and the BIOSECURE Act or similar act if passed into law and to those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Note about Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors included in the Company’s other filings it makes with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to make any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date: April 13, 2026	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer